Earnest Deposit	12 Months Ended
Dec. 31, 2022
Earnest Deposit [Abstract]
EARNEST DEPOSIT

NOTE 8 — EARNEST DEPOSIT

During the year ended December 31, 2022, the Company made a refundable earnest deposit of $7.84 million for the purchase of 4,158,963 shares of Investment A from the shareholder. The purchase price is amounted to approximately $6.56 million at the historical carrying amount. The transaction was completed on April 20, 2022. This transaction is recorded based on the historical carrying amount to the shareholder accordingly.

As of December 31, 2021, earnest deposit represented a refundable deposit of $7.18 million for the purchase of an office premises from the shareholder. The purchase price is amounted to approximately $8.00 million at the current market value. The transaction was completed on January 25, 2022. This transaction is recorded based on the historical carrying amount to the shareholder accordingly.